National Fuel Gas Company Investor Presentation November 2012 Exhibit 99

National Fuel Gas Company

Safe Harbor For Forward Looking Statements
This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, performance and capital structure, anticipated capital expenditures and completion of construction projects, as well as statements that are identified by the use of the words “anticipates,”
“estimates,” “expects,” “forecasts,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions.  Forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.  The Company’s expectations, beliefs and projections contained herein are expressed in good faith and are believed to have a reasonable basis, but there can be no assurance that such expectations, beliefs or projections will result or be achieved or accomplished.
In addition to other factors, the following are important factors that could cause actual results to differ materially from results referred to in the forward-looking statements:  factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in laws, regulations or judicial interpretations to which the
Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; changes in the price of natural gas or oil; impairments under the SEC’s full cost ceiling test for natural gas and oil reserves; uncertainty of oil and gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas or oil; changes in demographic patterns and weather conditions;
changes in the availability, price or accounting treatment of derivative financial instruments; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, allowed rates of return, rate design and retained natural gas), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; delays or changes in costs or plans with respect to Company projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the
Company’s credit ratings and changes in interest rates and other capital market conditions; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks or pest infestation; changes in price differential between similar quantities of natural gas at different geographic locations, and the effect of such changes on the demand for pipeline transportation capacity to or from such locations; other changes in price differentials between similar quantities of oil or natural gas having different quality, heating value, geographic location or delivery date; significant differences between the Company’s projected and actual capital expenditures and operating expenses; changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; or increasing costs of insurance, changes in coverage and the ability to obtain insurance.
Forward-looking statements include estimates of oil and gas quantities. Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations.  Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves.
Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at
www.nationalfuelgas.com.
You can also obtain this form on the SEC’s website at
www.sec.gov.
For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see “Risk
Factors” in the Company’s Form 10-K for the fiscal year ended September 30, 2012. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.
November 2012

November 2012
National Fuel Gas Company
Our Business Mix Leads to Long-Term Value Creation
National Fuel Gas
Supply Corporation
Empire Pipeline, Inc.
National Fuel Gas
Midstream Corporation
National Fuel Gas
Distribution
Corporation
National Fuel
Resources, Inc.
The strategic, operational and financial benefits and flexibility created by this integrated mix of businesses continues to generate significant long-term value for the Company’s shareholders in nearly all economic and commodity price scenarios
Seneca Resources
Corporation
(West Division)
Seneca Resources
Corporation
(East Division)
Upstream
Crude Oil
Upstream
Natural Gas
Midstream
Downstream

$1,000
$750
$500
$250
$0
Adjusted EBITDA ($ Millions)
Utility Segment
Pipeline & Storage Segment
Exploration & Production Segment
Midstream, Energy Marketing & Other
$654
$581
$632
$668
$704
$362
55%
$280
48%
$327
52%
$377
57%
$397
56%
$129
20%
$131
23%
$121
19%
$111
17%
$137
19%
$162
25%
$164
28%
$167
26%
$169
25%
$160
23%
2008
2009
2010
2011
2012
Fiscal Year

National Fuel

National Fuel Gas Company

Integrated Business Mix Provides Financial Balance
November 2012
Note: A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings is included at the end of this presentation.

Lake Ontario
CANADA
Buffalo
Lake Erie
NY
PA
OH
PA
Newark
NATIONAL FUEL GAS OPERATING AREA & ASSETS
National Fuel
Miles
0
25
EMPIRE PIPELINE
NATIONAL FUEL GAS SUPPLY CORPORATION
NATIONAL FUEL MIDSTREAM
SENECA RESOURCES CORPORATION PARCEL/LEASE AREA
NATIONAL FUEL GAS DISTRIBUTION CORPORATION SERVICE TERRITORY
MARCELLUS SHALE FAIRWAY

National Fuel

National Fuel Gas Company 5 Integrated Businesses with Significant Marcellus Exposure… November 2012

Lake Ontario
CANADA
Buffalo
Lake Erie
NY
PA
OH
PA
Newark
NATIONAL FUEL GAS OPERATING AREA & ASSETS
National Fuel
Miles
0
25
EMPIRE PIPELINE
NATIONAL FUEL GAS SUPPLY CORPORATION
NATIONAL FUEL MIDSTREAM
SENECA RESOURCES CORPORATION PARCEL/LEASE AREA
NATIONAL FUEL GAS DISTRIBUTION CORPORATION SERVICE TERRITORY
UTICA SHALE GAS PLAY

National Fuel

November 2012 National Fuel Gas Company …And Exposure to Growth from the Utica Shale 6

Utility
Pipeline & Storage
Exploration & Production
Midstream & Other
Capital Expenditures ($ Millions)
$1,250
$1,000
$750
$500
$250
$0
$307(1)
$188
$53
$56
$501
$398
$38
$58
$854
$649
$129
$58
$977
$81
$694
$144
$58
$610-$760
$50-$75
$425-$525
$70-$90
$65-$70
2009
2010
2011
2012
2013
Forecast
Fiscal Year

National Fuel

November 2012
National Fuel Gas Company

Capital Spending Flexibility to Maintain Financial Strength
Note: A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.
(1) Does not include the $34.9 MM Seneca Resources Corporation’s acquisition of Ivanhoe’s U.S.-based assets in California, as this was accounted for as an investment in subsidiaries on the Statement of Cash Flows, and was not included in the Exploration & Production segment’s Capital Expenditures
Additional infrastructure expansions are being
aggressively pursued and as a result, additional
capital spending remains flexible and will be
deployed based upon return-driven decision making

November 2012
Total Debt
(1)
44%
National Fuel Gas Company

Strong Balance Sheet and Liquidity Position
$3.530 Billion
(2)
As of September 30, 2012
(1) Includes Long-Term Debt of $1.149 billion, the Current Portion of Long-Term Debt of $0.250 billion, and Notes Payable to Banks and Commercial Paper of
$0.171 billion, as of September 30, 2012.
(2) Includes Notes Payable to Banks and Commercial Paper of $171.0 million and Current Portion of Long-Term Debt of $250.0 million as of September 30, 2012.
Short-Term Debt
Long
-
Term Debt
Shareholders’
Equity
56%
Capital Resources
Total Short-Term Capacity: $1,085 Million
Committed Credit Facility:  $750 Million
Syndicated facility extends until
January 6, 2017
Uncommitted Lines of Credit: $335 Million
$6.0 million of outstanding short-term
notes payable to banks as of
September 30, 2012
$300.0 Million Commercial Paper Program
backed by Committed Credit Facility
$165.0 million of outstanding commercial
paper  as of September 30, 2012

Annual Dividend Rate
$2.00
$1.50
$1.00
$0.50
$0.00
1970
1975
1980
1985
1990
1995
2000
2005
2010
Annual Rate at Fiscal Year End

National Fuel

November 2012
National Fuel Gas Company

Dividend Track Record
Current
Dividend Yield
(1)
2.9%
Dividend Consistency
Consecutive Dividend Payments 110 Years
Consecutive Dividend Increases 42 Years
Current Annualized Dividend Rate $1.46 per Share
(1) As of November 16, 2012

Rochester
Buffalo
Erie
New York
Pittsburgh
Harrisburg

National Fuel

November 2012 Midstream Businesses 10 Pipeline & Storage/NFG Midstream

Lake Ontario
KIRKWALL
UNION
CANADA
TCPL
EL PASO
Buffalo
Lake Erie
NY
PA
OH
CORNING
OVERBECK
LEIDY
CGTC
TRANSCO
DTI
TETCO
Pittsburgh
ROCKIES EXPRESS
CLARINGTON
National Fuel
Miles
0
20
40
NATIONAL FUEL GAS OPERATING AREA
NFG SYSTEM EXPANSION

National Fuel

November 2012 Midstream Businesses 11 Pipeline Expansions to Transport Appalachian Production Gathering Marcellus Production Shipping Gas to Canada & Northeast Line N Corridor Expansions

TORONTO
Lake Ontario
KIRKWALL
UNION
CANADA
TCPL
EL PASO
Buffalo
EL PASO
Lake Erie
EL PASO
NY
EL PASO
DTI
CORNING
MILLENNIUM
PA
OH
DTI
EL PASO
CGTC
EL PASO
OVERBECK
LEIDY
TRANSCO
TRANSCO
DTI
DTI
TETCO
PA
Pittsburgh
TETCO
TRANSCO
CGTC
TRANSCO
ROCKIES EXPRESS
CLARINGTON
DTI
CGTC
DTI
DTI
CGTC
National Fuel
Miles
0
20
40
NATIONAL FUEL GAS OPERATING AREA
NFG SYSTEM EXPANSION

National Fuel

November 2012
Midstream Businesses

A Closer Look at the Expansion Progress
COVINGTON
GATHERING
SYSTEM
(In-Service)
TROUT RUN
GATHERING SYSTEM
(In-Service)
TIOGA
COUNTY
EXTENSION
(In-Service)
NORTHERN ACCESS
EXPANSION
(In-Service)
CENTRAL TIOGA
COUNTY EXTENSION
(2015)
LINE “N” 2012
EXPANSION
(In-Service)
MERCER
EXPANSION
PROJECT
(2014)
LINE “N” 2013
EXPANSION
(Nov. 2013)
LINE “N” EXPANSION
(In-Service)

Crawford
Forest
Venango
Mercer
Trumbull
25 MILES
20 MILES
15 MILES
10 MILES
5 MILES
MERCER
TGP
Ohio
Pennsylvania
Clarion
Lawrence
Butler
ELWOOD CITY
TCO
Armstrong
DTI
(PROPOSED)
Beaver
Hancock
THREE RIVERS
EQT
Allegheny
Indiana
MARKWEST
HOUSTON
Westmoreland
Brooke
BUFFALO
COMPRESSOR
STATION
Ohio
Washington
West Virginia
Pennsylvania
CRAYNE
DTI & TETCO
(PROPOSED)
Greene
Fayette
HOLBROOK
TETCO
WAYNESBURG
TCO & TETCO
(PROPOSED)
Legend
PROPOSED MW PROCESSING PLANT
COMPRESSOR STATION
PROPOSED LATERAL
PIPELINE REPLACEMENT
MARKWEST DRY GAS LINE
TCO
TGP
TETCO
DTI
N

➢

➢

➢

➢

➢

November 2012
Midstream Businesses

Pursuing Additional Opportunities Near the Line N Corridor
Activity along the Pennsylvania/Ohio
border continues to remain robust and is
shifting north as the Utica begins to be
delineated
National Fuel’s Line N system is well-
positioned to expand in conjunction with
growth from both the Marcellus and
Utica shales
Significant expansion opportunities may
be present in the next few years
2013: Smaller lateral pipeline extensions
between $3 and $20 million
2014/2015: Larger expansion projects,
possibly including an integrated wet gas
solution, with National Fuel focused on
the high-pressure wet gas gathering
systems and dry gas interstate pipelines

Bradford County
Mansfield
TGP
Covington
Wellsboro
MIDSTREAM COVINGTON
Tioga County
Blossburg
Morris
Lycoming County
MIDSTREAM TROUT RUN
Trout Run
Waterville
Cogan Station
TRANSCO
Williamsport
Linden
Legend
NFG MIDSTREAM PIPELINE
SENECA RESOURCES LEASEHOLD

National Fuel

November 2012
NFG Midstream

Midstream’s gathering systems are
critical to unlock remote, but highly
productive Marcellus acreage
History of operational success and
efficiency within Pennsylvania
Current focus is on developing and
expanding gathering infrastructure
for both Seneca and other producers
in the Appalachian Basin
Using a History of Excellence to Serve Appalachian Producers

Rochester
Buffalo
Erie
New York
Pittsburgh
Harrisburg

National Fuel
Distribution Corporation

November 2012 Utility 15

Rochester
Buffalo
Erie
New York
Pittsburgh
Harrisburg

Return on Equity

National Fuel
Distribution Corporation

November 2012
Rate Mechanisms
Low Income Rates
Choice Program/POR
Merchant Function Charge
Revenue Decoupling
90/10 Sharing
Weather Normalization
Utility

Providing Financial Stability
New York & Pennsylvania
New York only
9.8%
10.6%
10.5%
12.6%
13.2%
14.7%
18.8%
12.5%
0.0%
10.0%
20.0%
30.0%
2009 2010 2011 2012
Fiscal Year
Return on Equity
NY PA
Allowed ROE - NY Approx. Settled  ROE - PA

November 2012
Utility

Continued Cost Control Helps Provide Earnings Stability
Low natural gas prices,
combined with a focus
on cost control, continue
to help reduce expenses
$178
$164
$167
$168
$168
$25
$27
$14
$11
$9
$203
$191
$181
$179
$177
$0
$50
$100
$150
$200
$250
2008 2009 2010 2011 2012
Fiscal Year
All Other O&M Expenses O&M Expense - Uncollectibles

Capital Expenditures ($ Millions)

National Fuel
Distribution Corporation

November 2012
Utility

Strong Commitment to Safety
The anticipated increase in 2013
capital expenditures is largely due
to the implementation of a new
Customer Information System
The Utility remains
focused on consistent
spending to maintain
the ongoing safety and
reliability of its system
$45.1
$44.4
$45.0
$44.3
$43.8
$57.5
$56.2
$58.0
$58.4
$58.3
$65-$70
$0
$20
$40
$60
$80
2008 2009 2010 2011 2012 2013
Forecast
Fiscal Year
Capital Expenditures for Safety
Total Capital Expenditures

Bakersfield
Los Angeles

Rochester
Buffalo
Erie
New York
Pittsburgh
Harrisburg

SENECA RESOURCES

November 2012 Exploration & Production 19

November 2012
Seneca Resources

Remaining Strategically Opportunistic in Fiscal 2013
presentation.
Seneca’s acreage position and operational strategy allows the flexibility to ramp up, pull back, or redirect its spending according to its opportunities
• Maintain two rigs drilling in the Eastern Development Area (EDA), largely in
DCNR Tract 100 in Lycoming County, Pennsylvania
• Continue wet/dry gas delineation in the Western Development Area (WDA)
Marcellus
Shale
•
Evaluate initial results on the first two Utica delineation wells in the Tionesta and Mt. Jewett prospect areas
• Drill two additional delineation wells, one each in the Henderson and Owl’s
Nest prospect areas
Utica
Shale
• Continue ongoing efforts to grow production in Sespe and South Midway
Sunset, which were large drivers of the $227 million of EBITDA in fiscal 2012
• Evaluate and pursue opportunities in the East Coalinga field as part of a new farm-in agreement
California
Oil
• Evaluating 9,300 net acres acquired in late fiscal 2012
• Participate in 4 to 10 gross horizontal wells to further evaluate potential
Mississippian
Lime
Note: A reconciliation of Exploration & Production West Division Adjusted EBITDA to Exploration & Production Segment Net Income is included at the end of this

Total Proved Reserves (Bcfe)
2009 to 2012 CAGR: 33%

[illegible]	[illegible]
[illegible]	[illegible]
[illegible]	[illegible]

SENECA RESOURCES

November 2012
Seneca Resources

Another Strong Year of Reserve Growth
Seneca has more than doubled
its proved reserves since 2009,
while maintaining a relatively
high percentage of proved
developed reserves (67%),
given its large resource base
(1) Represents a three-year average U.S. finding and development cost
47.6
46.2
46.6
45.2
43.3
226
249
428
675
988
503
528
700
935
1,246
0
300
600
900
1200
1500
2008 2009 2010 2011 2012
At September 30
Natural Gas (Bcf)
Crude Oil (MMbbl)
Fiscal
Years
3-Year
F&D Cost
(1)
($/Mcfe)
2006-2008 $7.63
2007-2009 $5.35
2008-2010 $2.37
2009-2011 $2.09
2010-2012 $1.87

Gulf of Mexico (Divested in 2011)
East Division (Appalachia)
West Division (California/Kansas)
2012 to 2013
~32% Reduction
Capital Expenditures ($ Millions)
$1,000
$750
$500
$250
$0
$188[1]
$139
$31
$398
$356
$28
$649
$596
$47
$694
$631
$63
$425-$525
$345-$415
$80-$110
2009
2010
2011
2012
2013 Forecast
Fiscal Year

SENECA RESOURCES

November 2012
Seneca Resources

Increased Oil Spending and Tempered Marcellus Spending
(1) Does not include the $34.9 MM acquisition of Ivanhoe’s U.S.-based assets in California, as this was accounted for as an investment in subsidiaries on the
Statement of Cash Flows, and was not included in Capital Expenditures

Gulf of Mexico (Divested in 2011)
East Division (Appalachia)
West Division (California/Kansas)
2012 to 2013
~21% Growth
Annual Production (Bcfe)
120
90
60
30
0
42.5
13.7
8.7
20.1
49.6
13.3
16.5
19.8
67.6
5.2
43.2
19.2
83.4
62.9
20.5
95-107
75-85
20-22
2009
2010
2011
2012
2013 Forecast
Fiscal Year

SENECA RESOURCES

November 2012 Seneca Resources 23 Production Still Growing

Property, Franchise & Other Taxes
Other O&M Expense
General & Administrative Expense
Lease Operating Expense
Unit Cash Cost ($/Mcfe)
$4.50
$3.00
$1.50
$0.00
$2.57
$2.42
$2.22
$2.09
$2.01
$1.87
$0.60
$0.69
$0.64
$0.73
$0.65
$0.62(1)
$1.36
$1.27
$1.24
$1.08
$1.00
$1.00(2)
2008
2009
2010
2011
2012
2013 Forecast
Fiscal Year

SENECA RESOURCES

November 2012
Seneca Resources

Continuing to Focus on Improving Its Cost Structure
Even after the new Pennsylvania Impact
Fee, 2012 unit cash costs decreased
from the prior year.  We expect this
trend to continue in Fiscal 2013.
(1) Represents the midpoint of current General & Administrative Expense guidance of $58 to $62 million, divided by the midpoint of current production guidance of 95 to 107 Bcfe
(2) Represents the midpoint of current Lease Operating Expense Guidance of $0.90 to $1.10 per Mcfe

November 2012
California

Stable Production and Increasing Cash Flows
Net Acreage:  11,833 Acres
Net Wells:  1,322
Oil Gravity:  12 – 37° Api
NRI:  87.64
Rank Company
California
2011
BOEPD
1 Occidental 164,796
2 Chevron 163,153
3 Aera (Shell/Exxon) 149,974
4 Plains Exploration 36,775
5 Venoco Inc. 18,988
6 Berry Petroleum 18,872
7 Seneca Resources 9,209
8 Macpherson Oil 9,022
9 E&B Natural Resources 5,992
10 ExxonMobil 3,238

0 5 10 20 Miles
Oil and Gas Fields
DISTRICT 5
Coalinga
DISTRICT 4
Bakersfield
Bakersfield
DISTRICT 2
Ventura
DISTRICT 1
Cypress
Lancaster
Palmdale
Santa Clarita

SENECA RESOURCES

November 2012
California

Stable Production Fields
South Lost Hills
~1,600 BOEPD
Monterey Shale
Primary
219 Active Wells
Sespe
~1,200 BOEPD
Sespe Formation
Primary
172 Active Wells
North Lost Hills
~1,200 BOEPD
Tulare & Etchegoin Formation
Primary & Steamflood
175 Active Wells
North Midway Sunset
~4,300 BOEPD
Potter & Tulare Formation
Steamflood
728 Active Wells
South Midway Sunset
~1,100 BOEPD
Antelope Formation
Steamflood
110 Active Wells
East Coalinga
Temblor Formation
Primary

November 2012
California

Strong Margins Support Significant Free Cash Flow
Average Revenue
In Fiscal 2012
$85.16 per BOE
$9.09
$2.82
$2.74
$2.46
$1.08
Non- Steam Fuel LOE
Steam Fuel
G&A
Production & Other Taxes
Other Operating Costs
Adjusted EBITDA
Fiscal Year 2012 Adjusted EBITDA per BOE
$70.86
Note: A reconciliation of Exploration & Production West Division Adjusted EBITDA to Exploration & Production Segment Net Income is included at the end of this presentation.

Average Daily Net Production (BOE per Day)
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12

November 2012
Seneca Resources

California – Recent Initiatives Driving Near-Term Growth
Key Areas of Focus in 2013
6,500
7,000
7,500
8,000
8,500
9,000
9,500
10,000
6,000
Actual
Forecast
1. North Midway Sunset Steaming
2. South Midway Sunset Field Extensions
3. Sespe Infill Drill Program

252 Pool
S Ext Pool
Section 19
Section 20

SENECA RESOURCES

November 2012
Midway Sunset South Activity Update
Seneca Resources
500’
2012 Drill Program:  21 Wells / 3 Injectors
2013 Drill Program:  17 - 23 Wells / 5 - 9 Injectors
0 ft
50 ft
100 ft
100 ft
50 ft
50 ft
Antelope “A-1”
and “A-2” Sands
Antelope “B”
and “C” Sands
Antelope “A-1” Sand
Seneca  232M
Extended 252 Pool to the West
Seneca 252I
Extended 252 Pool to the East
Seneca  222W
Extended S Ext Pool to the East
Seneca  251U
Extended 251 Pool to the West
2012 Drill Program              Producers
Injectors
2013 Drilling Locations
Producers
Injectors
100 ft
50 ft
100 ft
50 ft
0 ft
50 ft
0 ft
0 ft
0 ft
0 ft

November 2012

WS 48-33
80 BOEPD
1 Oil 09/12
“X” SANDS ISOCHORE (Thickness)
Seneca Resources
Sespe Field – 2011 & 2012 Drilling Programs and Results
2011 Sespe Wells (5)
2012 Sespe Wells (6)
Oak Flat 1-31
110 BOEPD
1   Oil 08/12
FA 502-33
Completing
1   Oil 12/12
FA 501-33
Completing
1   Oil 12/12
Oak Flat 2-31
100 BOEPD
1 Oil 08/12
TG 562-29
Completing
1 Oil 12/12
TG 53-29
Completing
1st
Oil 12/12
2013 Sespe Wells (6)
1 Mile
st
st
st
st
st
st
st

Seneca Resources

Monterey Shale Play
Monterey Shale Play
Belridge Field
5 AMIs across the field
Seneca WI:   12.5%
Seneca NRI:  11.4%
Producing (Gross):  65 BOEPD
5 Delineation Wells Planned
AMI Outlines
Gross Thickness of Monterey Interval
Drilling/Drilled
Planned
November 2012

Chautauqua
Cattaraugus
Allegany
Steuben
Chemung
Tioga
Erie
Warren
McKean
Potter
Tioga
Bradford
Ashtabula
Crawford
Forest
Cameron
Wayne
Wyoming
Sullivan
Lackawanna
Trumbull
Mercer
Venango
Lycoming
Pike
Clarion
Clinton
Luzerne
Mahoning
Lawrence
Butler
Clearfield
Centre
Montour
Columbia
Union
Monroe
Carbon
Armstrong
Northumberland
Snyder
Beaver
Indiana
Schuylkill
Northampton
Lehigh
Mifflin
Juniata
Allegheny
Cambria
Blair
Huntingdon
Perry
Cumberland
Bedford
Fulton
Franklin
Adams
Morgan
Washington
Carroll
Berkeley
Frederick

SENECA RESOURCES

November 2012
Seneca Resources

Expansive Pennsylvania Acreage Position
SRC Lease Acreage
SRC Fee Acreage
NFG Storage Acreage
Western Development Area
Net acreage: ~720,000 acres
Own most mineral rights
Minimal royalty obligation
Minimal lease expiration
Evaluating Marcellus rich-gas
and Utica Shale potential
Net Acreage: 55,000 acres
Mostly leased (16-18% royalty)
No near-term lease expiration
First large expiration: 2018
Ongoing development drilling
in Tioga and Lycoming Counties
Eastern Development Area

November 2012
Seneca Resources

Net Rig Count (Working Interest)
Seneca anticipates
minimal joint venture
activity in fiscal 2013
1.0 1.0 1.0 1.0
5.0
3.0
2.0
2.0
2.0
1.5
1.5
1.5
0.5
7.5
5.5
4.5
2.5
3.0
0
2
4
6
8
10
Fiscal 2012 - Q1 Fiscal 2012 - Q2 Fiscal 2012 - Q3 Fiscal 2012 - Q4 Fiscal 2013
Forecast
Seneca Operated - Delineation Seneca Operated - Development EOG Operated

November 2012
Seneca Resources

Eastern Development Area (EDA) – Results & Plan Forward
DCNR Tract 595
Gross Production: ~70 MMcf per Day
34 Wells Drilled
19 Wells Producing
DCNR Tract 100 Area
IPs: 10.5 – 16.1 MMcf per Day
Gross Production:  ~50 MMcf per Day
20 Wells Drilled
8 Wells Producing
SRC Lease Acreage
SRC Fee Acreage
Covington – Fully Developed
47 Wells Drilled and Producing
Gross Production: ~75 MMcf per Day

November 2012
Seneca Resources

Lycoming and Tioga Counties Are Highly Productive Areas
Development
Area
Producing
Well
Count
Average
IP Rate
(MMcf/d)
Average
7-Day
(MMcf/d)
Average
30-Day
(MMcf/d)
Average
EUR
per Well
(Bcf)
Average
Lateral
Length
EUR per
1,000’
of
Lateral
(Bcfe)
Covington
(Tioga
County)
47 5.2 4.7 4.1 5.3 4,049’ 1.30
Tract 595
(Tioga
County)
19 6.9 6.0 5.1 7.3 4,455’ 1.65
Tract 100
(Lycoming
County)
7 12.7 11.6 10.4 11.6 5,788’ 2.00

Average Daily Net Production (MMcf per Day)
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12

SENECA RESOURCES

November 2012 Seneca Resources 36 Ramping Marcellus Shale Production Forecast 0 50 100 150 200 250 WDA/Other EOG JV Lycoming DCNR 595 Covington

Warren
McKean
Forest
Elk
Cameron
ango
Clarion
Jefferson
1250
1200
1150
1100
1050
0
5
10
15 mi

SENECA RESOURCES

November 2012
Seneca Resources

Delineating the Western Development Area
Owl’s Nest (2 Wells)
Church Run (1 Well)
Currently Drilling
Ridgway (1 Well)
Rich Valley (1 Well)
Peak IP: 6.3 MMcf per Day
Estimated EUR: 6.4 Bcf
BTU
Contours
Proposed Hz Well
SRC Fee Acreage
SRC Lease Acreage

Erie
Warren
McKean
Potter
Tioga
Lake
Ashtabula
Crawford
Geauga
Forest
Cameron
Venango
Elk
Trumbull
Clinton
Portage
Clarion
Clearfield
Centre
Lawrence
Butler
Columbiana
Beaver
Mifflin
Juniata
Carroll
Hancock
Cambria
Blair
Huntingdon
Jefferson
Westmoreland
Harrison
Brooke
Ohio
Belmont
Somerset
Bedford
Fulton
Franklin
Fayette
10 0 10 20 30 mi

SENECA RESOURCES

November 2012
Seneca Resources
Utica Shale – Activity Summary
Permitted Well
Drilled Well
Completed Well
Mt. Jewett
Vertical:  Tested Dry Gas
Horizontal:  Completing Fall 2012
Henderson
Vertical Well: Tested
Horizontal: FY2013
Tionesta
Horizontal: Completed Fall 2012
Peak 24-Hour Rate: 3.9 MMcfd
Owl’s Nest
Horizontal: FY2013
Rex
9.2 MMcfd
Chesapeake
6.4 MMcfd
Range Resources
4.4 MMcfd
Wet
Dry

SCOTT
LANE
NESS
BARTON
RICE
MCPHERSON
MARION
PAWNEE
FINNEY
HODGEMAN
STAFFORD
HARVEY
RENO
EDWARDS
BUTLER
GRAY
FORD
KANSAS
PRATT
SEDGWICK
HASKELL
KIOWA
KINGMAN
SEWARD
MEADE
CLARK
COMANCHE
BARBER
HARPER
SUMNER
COWLEY
BEAVER
HARPER
WOODS
ALFALFA
GRANT
KAY
WOODWARD
OKLAHOMA
NOBLE
PAWNEE
MAJOR
GARFIELD
OCHILTREE
LIPSCOMB
ELLIS
TEXAS
PAYNE

SENECA RESOURCES

November 2012
Seneca Resources

Initial Entry into the Mississippian Lime Play in Kansas
The initial entry into the Mississippian Lime play furthers the Company’s goal of maintaining a significant contribution from oil-producing properties
100% working interest in 4,600 gross
acres
25% net working interest in 18,500
gross acres
2013: Participate in 4 to 10 gross
horizontal wells
Total Net Acres: 9,300

Bakersfield
Los Angeles
Rochester
Buffalo
Erie
Pittsburgh
Harrisburg
New York

National Fuel

November 2012 National Fuel Gas Company 40 Appendix

November 2012
National Fuel Gas Company

Fiscal Year 2013 Earnings Guidance Drivers
2013 Forecast
GAAP Earnings per Share $2.65 - $2.95
Exploration & Production Drivers
Total Production (Bcfe) 95 - 107
DD&A Expense $2.10 - $2.25
LOE Expense $0.90 - $1.10
G&A Expense $58 - $62 MM
Pipeline & Storage Drivers
O&M Expense +3%
Revenue $255 - $265 MM
Utility Drivers
O&M Expense +3%
Normal Weather in PA

Debt Maturity ($ Millions)
5.250%
6.500%
8.750%
4.900%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

National Fuel

November 2012
National Fuel Gas Company

Manageable Debt Maturity Schedule
The Company is planning a new long-term
debt issuance in fiscal 2013, likely totaling
$350 million, to refinance maturing long-
term and outstanding short-term debt
$250
$300
$250
$500
$49
$50
7.395%
7.375%
$0
$100
$200
$300
$400
$500
$600
Fiscal Year

November 2012
National Fuel Gas Company

Targeted Capital Structure
Long-Term Consolidated
Capital Structure Target
Capital Structure
Targets by Segment
40%
30%
50%
50%
60%
70%
50%
50%
All Other
E&P
P&S
Utility
Debt Equity
Debt
35% - 45%
Equity
55% - 65%

Rochester
Buffalo
Erie
Pittsburgh
Harrisburg
New York

National Fuel

Pipeline & Storage / Midstream 44 Appendix November 2012

November 2012
Pipeline & Storage

Expansion Initiatives
Project Name
Capacity
(Dth/D)
Est.
CapEx
In-Service Market Status
Lamont Compressor Station 40,000 $6 MM 6/2010 Fully Subscribed Completed
Lamont Phase II Project 50,000 $8 MM 7/2011 Fully Subscribed Completed
Line “N” Expansion 160,000 $22 MM 10/2011 Fully Subscribed Completed
Tioga County Extension 350,000 $58 MM 11/2011 Fully Subscribed Completed
Northern Access Expansion 320,000 $75 MM 11/2012 Fully Subscribed 240,000 Dth/d In-Service as of 11/1/12
Line “N” 2012 Expansion 163,000 $43 MM 11/2012 Fully Subscribed Completed
Line “N” 2013 Expansion 30,000 ~$4 MM 11/2013 OS Concluded
Negotiating with an anchor shipper for all
capacity
Mercer Expansion Project ~150,000 ~$30 MM 2013/2014 OS Concluded In discussions with prospective shippers
Central Tioga County
Extension
~260,000 ~$135 MM 2015 OS Concluded In discussions with an anchor shipper
West to East ~425,000 ~$290 MM ~2015 29% Subscribed
Marketing continues with producers in
various stages of exploratory drilling
Total Firm Capacity:  ~1,948,000 Dth/D
Capital Investment: ~$671 MM

November 2012
Midstream Corporation

Expansion Initiatives
Project Name
Capacity
(Mcf/D)
Est.
CapEx
In-Service
Date
Market Comments
Covington Gathering System 220,000 $40 MM
Multiple
Phases -
Most
In-Service
Capacity Available
[Marketing to
Third Parties]
Completed – Flowing into TGP 300
Line.  This includes ~$10 million of
current and future spending to
build pipeline to connect additional
wells
Trout Run Gathering System 466,000 $185 MM May 2012
Capacity Available
[Marketing to
Third Parties]
Completed – Flowing into Transco
Leidy Line.  This includes ~$100
million of current and future
spending to build compression and
pipeline to connect additional wells
Owl’s Nest Gathering System 200,000 $110 MM
First Phase
FY2014
Fully Subscribed
Preliminary work underway with
development phased in over a five
year period.  Any processing costs
would be incremental.
Total Firm Capacity:  ~886,000 Mcf/D
Capital Investment: ~$335 MM

Bakersfield
Los Angeles
Rochester
Buffalo
New York
Pittsburgh
Harrisburg

SENECA RESOURCES

November 2012 Exploration & Production 47 Appendix

November 2012
National Fuel Gas Company

Hedge Positions and Strategy
Natural Gas
Swaps
Volume
(Bcf)
Average
Hedge Price
Fiscal 2013 50.2 $4.76 / Mcf
Fiscal 2014 30.4 $4.26 / Mcf
Fiscal 2015 18.1 $4.07 / Mcf
Fiscal 2016 17.9 $4.07 / Mcf
Fiscal 2017 17.9 $4.07 / Mcf
Oil Swaps
Volume
(MMBbl)
Average
Hedge Price
Fiscal 2013 1.8 $94.75 / Bbl
Fiscal 2014 0.9 $97.67 / Bbl
Fiscal 2015 0.1 $90.20 / Bbl
Most hedges executed at sales point to eliminate basis risk
Seneca has hedged approximately 60% of its
forecasted production for Fiscal 2013

$650
$565
$532
$674
$500
$550

$311
$294
$261
$270
$223
$240

SENECA RESOURCES

November 2012
Marcellus Shale

Targeting Continued Cost Reductions
$200
$300
$400
$500
$600
$700
$800
2010 2011 2012 2013
Target
Drilling Cost per Lateral Foot
WDA/DCNR 595 DCNR 100
$100
$150
$200
$250
$300
$350
$400
2010 2011 2012 2013
Target
Completion Cost per Stage ($000)
WDA/DCNR 595 DCNR 100

November 2012
Marcellus Shale

Water Management Program
Water Sourcing:
Coal mine runoff
Permitted freshwater sources
Recycled water
Water Management:
Instituted a “Zero Surface Discharge” policy
Recycle Marcellus flowback and produced water
Centralized water handling in development areas
Tioga County – DCNR 595 and Covington
Lycoming County – DCNR 100
Elk County - Owl’s Nest
Installing new evaporative technology
Permitting underground injection
Established a Water Protection Team
Seneca is committed to protecting the surface and fresh water aquifers from any pollution

November 2012
National Fuel Gas Company

Comparable GAAP Financial Measure Slides and Reconciliations
This presentation contains certain non-GAAP financial measures.  For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow.
The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the
Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations, or on earnings absent the effect of certain credits and charges, including interest, taxes, and depreciation, depletion and amortization.  The Company’s management uses these non-
GAAP financial measures for the same purpose, and for planning and forecasting purposes.  The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with
GAAP.

November 2012

Reconciliation of Segment Capital Expenditures to
Consolidated Capital Expenditures
($ Thousands)
FY 2013
FY 2009 FY 2010 FY 2011 FY 2012 Forecast
Capital Expenditures from Continuing Operations
Exploration & Production Capital Expenditures 188,290 $   398,174 $         648,815 $         693,810 $         $425,000-525,000
Pipeline & Storage Capital Expenditures - Expansion 52,504         37,894              129,206            144,167            $70,000-90,000
Utility Capital Expenditures 56,178         57,973              58,398              58,284              $65,000-70,000
Marketing, Corporate & All Other Capital Expenditures 9,829           7,311                 17,767              81,133              $50,000-75,000
Total Capital Expenditures from Continuing Operations 306,801 $   501,352 $         854,186 $         977,394 $         $610,000-760,000
Capital Expenditures from Discountinued Operations
All Other Capital Expenditures 216              150 $                 - $                   - $                   - $
Plus (Minus) Accrued Capital Expenditures
Exploration & Production FY 2012 Accrued Capital Expenditures - $            - $                   - $                   (38,861) $          - $
Exploration & Production FY 2011 Accrued Capital Expenditures -               -                      (103,287)           103,287            -
Exploration & Production FY 2010 Accrued Capital Expenditures -               (78,633)             78,633              -                           -
Exploration & Production FY 2009 Accrued Capital Expenditures (9,093)          19,517              -                           -                           -
Pipeline & Storage FY 2012 Accrued Capital Expenditures -                     -                           -                           (2,696)               -
Pipeline & Storage FY 2011 Accrued Capital Expenditures -                     -                           (7,271)               7,271                 -
Pipeline & Storage FY 2008 Accrued Capital Expenditures 16,768         -                           -                           -                           -
All Other FY 2012 Accrued Capital Expenditures -               -                           -                           (11,000)             -
All Other FY 2011 Accrued Capital Expenditures -                     -                           (1,389)               1,389                 -
All Other FY 2009 Accrued Capital Expenditures (715)             715                     -                           -                           -
Total Accrued Capital Expenditures 6,960 $        (58,401) $          (33,314) $          59,390 $           - $
Eliminations (344) $          - $                   - $                   - $                   - $
Total Capital Expenditures per Statement of Cash Flows 313,633 $   443,101 $         820,872 $         1,036,784 $     $610,000-760,000

November 2012

Reconciliation of Exploration & Production West Division Adjusted EBITDA
to Exploration & Production Segment Net Income
($ Thousands)
12 Months Ended
September 30, 2012
Exploration & Production - West Division Adjusted EBITDA 226,897 $
Exploration & Production - All Other Divisions Adjusted EBITDA 170,232
Total Exploration & Production Adjusted EBITDA 397,129 $
Minus: Pennsylvania Impact Fee Related to Prior Fiscal Years (6,206)
Minus: Exploration & Production Net Interest Expense (27,751)
Minus: Exploration & Production Income Tax Expense (79,050)
Minus: Exploration & Production Depreciation, Depletion & Amortization (187,624)
Exploration & Production Net Income 96,498 $
Exploration & Production Net Income 96,498 $
Pipeline & Storage Net Income 60,527
Utility Net Income
58,590
Energy Marketing Net Income
4,169
Corporate & All Other Net Income
293
Consolidated Net Income
220,077 $

November 2012

Reconciliation of Adjusted EBITDA to Consolidated Net Income
($ Thousands)
FY 2008 FY 2009 FY 2010 FY 2011 FY 2012
Exploration & Production - West Division Adjusted EBITDA 188,008 $            170,611 $            187,838 $            187,603 $            226,897 $
Exploration & Production - All Other Divisions Adjusted EBITDA 174,216               109,100               139,624               189,854               170,232
Total Exploration & Production Adjusted EBITDA 362,224 $            279,711 $            327,462 $            377,457 $            397,129 $
Total Adjusted EBITDA
Exploration & Production Adjusted EBITDA 362,224 $            279,711 $            327,462 $            377,457 $            397,129 $
Utility Adjusted EBITDA 161,575               164,443               167,328               168,540               159,986
Pipeline & Storage Adjusted EBITDA 129,171               130,857               120,858               111,474               136,914
Energy Marketing Adjusted EBITDA 8,699                     11,589                  13,573                  13,178                  5,945
Corporate & All Other Adjusted EBITDA (8,156)                   (5,575)                   2,429                     (2,960)                   4,140
Total Adjusted EBITDA 653,513 $            581,025 $            631,650 $            667,689 $            704,114 $
Total Adjusted EBITDA 653,513 $            581,025 $            631,650 $            667,689 $            704,114 $
Minus: Net Interest Expense (62,555)                (81,013)                (90,217)                (75,205)                (82,551)
Plus:  Other Income 7,164                     8,200                     3,638                     6,706                     5,133
Minus: Income Tax Expense (167,672)              (52,859)                (137,227)              (164,381)              (150,554)
Minus: Depreciation, Depletion & Amortization (169,846)              (170,620)              (191,199)              (226,527)              (271,530)
Minus: Impairment of Oil and Gas Properties (E&P) -                         (182,811)              -                         -                         -
Plus/Minus: Income/(Loss) from Discontinued Operations, Net of Tax (Corp. & All Other) 1,821                     (2,776)                   6,780                     -                         -
Plus: Gain on Sale of Unconsolidated Subsidiaries (Corp. & All Other) -                         -                         -                         50,879                  -
Plus/Minus: Income/(Loss) from Unconsolidated Subsidiaries (Corp. & All Other) 6,303                     3,366                     2,488                     (759)                       -
Minus: Impairment of Investment in Partnership (Corp. & All Other) -                         (1,804)                   -                         -                         -
Plus: Elimination of Other Post-Retirement Regulatory Liability (P&S) -                         -                         -                         -                         21,672
Minus: Pennsylvania Impact Fee Related to Prior Fiscal Years (E&P) -                         -                         -                         -                         (6,206)
Rounding -                         -                         -                         -                         (1)
Consolidated Net Income 268,728 $            100,708 $            225,913 $            258,402 $            220,077 $